Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

FundX Investment Group

FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX
FundX Tactical Upgrader Fund – TACTX
FundX Tactical Total Return Fund – TOTLX

(together, the “FundX Upgrader Funds” or the “Funds”)

(each, a series of Professionally Managed Portfolios)

Supplement dated June 3, 2014 to each
Summary Prospectus and the Prospectus dated January 31, 2014

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby each of the FundX Upgrader Funds (each, a “Fund”) would reorganize out of the Trust and into a newly created corresponding series (each, a “New Fund”) of the same name of the FundX Investment Trust (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

Each of the Funds and its corresponding New Fund will have the same investment objective, principal investment strategies and key service providers.  The Funds’ and the New Funds’ investment adviser and portfolio managers will also remain the same.  However, the Reorganization would result in the New Funds being under the supervision of a different Board of Trustees.  The fees and expenses of the Funds are not expected to increase as a result of the Reorganization.

In the next few weeks, shareholders of record of each Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about August 1, 2014.  Approval of the Reorganization, with respect to each Fund, requires the affirmative vote of a majority of the outstanding shares of such Fund.  The approval of the reorganization of one Fund is not contingent on the approval of the reorganization of another Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Please retain this Supplement with the Summary Prospectus and Prospectus.